UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 7, 2006

Protocall Technologies Incorporated

(Exact name of registrant as specified in its charter)
Nevada	0-51111	41-2033500

(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

47 Mall Drive Commack, New York		11725-5717

(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code: (631) 543-3655

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR                240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR                240.13e-4(c))

Item 1.01	Entry Into a Material Definitive Agreement.

On November 7, 2006, Protocall Technologies Incorporated entered into a Joinder and Clarification Agreement (the "Joinder") with Platinum Partners Long Term Growth Fund V and Monarch Capital Fund Ltd., collectively referred to in this report as the new purchasers, along with the other parties to the Securities Purchase Agreement, dated as of August 8, 2006, as amended on September 28, 2006.  Pursuant to the Joinder, a copy of which is filed as an exhibit hereto and incorporated herein by reference:

•

The new purchasers each agreed to purchase a callable convertible note in the amount of $250,000, for gross proceeds of $500,000, and were issued a warrant to purchase 2,884,615 shares of common stock, all on the same terms as the investors who entered into the Securities Purchase Agreement;

•

The investors who entered into the Securities Purchase Agreement are no longer obligated to fund any additional amounts pursuant to the Securities Purchase Agreement, notwithstanding anything to the contrary in that Agreement; and

•

Each of the new purchasers (1) became a secured party under the Security Agreement and Intellectual Property Security Agreement, and (2) became an Initial Investor under the Registration Rights Agreement, in each case along with the other investors who entered into the Securities Purchase Agreement.

The net proceeds will be used by us for our capital expenditure requirements and for working capital and other general corporate purposes.

The funding was completed through a private placement to two accredited investors and is exempt from registration pursuant to Section 4(2) of the Securities Act of 1933, as amended.

In addition, each of the investors who entered into the Securities Purchase Agreement, along with the new purchasers, entered into an amendment to the Registration Rights Agreement with us, a copy of which is filed as an exhibit hereto and incorporated herein by reference. Pursuant to the Registration Rights Agreement, as amended, we agreed to register no more than 22,000,000 shares of our common stock underlying callable convertible notes, with further shares being registered by us as soon as practicable following our receipt of demand for such further registration by holders of a majority-in-interest of the investors. We further agreed that the “Filing Date” and the “Effectiveness Deadline” would be revised from the original Registration Rights Agreement to be November 17, 2006 and January 5, 2007, respectively.

Item 3.02.	Unregistered Sales of Equity Securities.

The information called for by this item is contained in Item 1.01, which is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.
(d) Exhibits.
Exhibit No.	Description

10.1

Joinder and Clarification Agreement, dated as of November 7, 2006, among Protocall Technologies Incorporated, Platinum Partners Long Term Growth Fund V and Monarch Capital Fund Ltd., and the other Buyers listed therein.

10.2	Amendment to Registration Rights Agreement, dated as of November 7, 2006, among Protocall Technologies Incorporated and the Initial Investors listed therein.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

PROTOCALL TECHNOLOGIES INCORPORATED

Date: November 13, 2006	By: /s/ Bruce Newman
Bruce Newman
President and Chief Executive Officer